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EXHIBIT 23.1

                           Bateman & Co., Inc., P.C.
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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion in this Form F-1 of Emission Differentials, Ltd. of our report dated May 21, 2004, on our audit of the financial statements of Emission Differentials, Ltd., as of April 30, 2004, and for the period then ended.


                                               /s/ Bateman & Co. Inc. P.C.

                                               BATEMAN & CO., INC. P.C.



Houston, Texas
August 5, 2004